Digital Turbine Reports Strong Fiscal 2027 Second Quarter Financial Results
Second Quarter Net Revenue Totaled $178.7 Million, Representing Year-over-Year Growth of 27%
Second Quarter GAAP Net Income of $10.3 Million and diluted GAAP EPS of $0.06; Second Quarter Non-GAAP Adjusted Net Income1 of $23.4 Million and Non-GAAP Adjusted EPS1 of $0.18
Second Quarter Non-GAAP Adjusted EBITDA2 Totaled $39.8 Million, Representing Year-over-Year Growth of 46%
Austin, TX – November 9, 2026 – Digital Turbine, Inc. (Nasdaq: APPS) announced financial results for the fiscal second quarter ended September 30, 2026.
Recent Financial Highlights:
•Fiscal second quarter of 2027 revenue totaled $178.7 million, representing an increase of 27% year-over-year as compared to the fiscal second quarter of 2026.
•GAAP net income for the fiscal second quarter of 2027 was $10.3 million, or $0.06 per diluted share. Non-GAAP adjusted net income1 for the fiscal second quarter of 2027 was $23.4 million, or $0.18 per share, as compared to non-GAAP adjusted net income1 of $16.5 million, or $0.15 per share, in the fiscal second quarter of 2026.
•Non-GAAP adjusted EBITDA2 for the fiscal second quarter of 2027 was $39.8 million, representing an increase of 46% year-over-year as compared to non-GAAP adjusted EBITDA2 of $27.2 million in the fiscal second quarter of 2026.
•Non-GAAP free cash flow3 totaled $10.5 million in the fiscal second quarter of 2027.
“Our strong second quarter results are further testament to the positive momentum underlying the business,” said Bill Stone, CE    O. “Our team’s focused execution continues to accelerate the flywheel effect, whereby data- and AI-driven improvements are self-sustaining greater overall platform performance across all aspects of the business, which in turn is attracting higher levels of partner adoption and advertiser investment across the platform. The resultant 20+% revenue growth in both our ODS segment and AGP segment during the second quarter, along with operating leverage efficiencies, enabled us to achieve 46% adjusted EBITDA growth in the quarter. The stronger-than-expected second quarter performance and continuing flywheel momentum provide us with greater conviction that Digital Turbine has the right team, platform, market position, and vision to fully exploit the wealth of opportunities directly in front of us.”
Fiscal 2027 Second Quarter Financial Results
Total revenue for the second quarter of fiscal 2027 was $178.7 million, representing year-over-

Digital Turbine Reports Fiscal 2027 Second Quarter Financial Results
November 9, 2026

year growth of 27% as compared to total revenue of $140.4 million for the second quarter of fiscal 2026. Total On Device Solutions net revenue before intercompany eliminations was $115.6 million, representing year-over-year growth of 20%. Total App Growth Platform net revenue before intercompany eliminations was $63.5 million, representing year-over year growth of 42%.
GAAP net income for the second quarter of fiscal 2027 was $10.3 million, or $0.06 per diluted share, as compared to GAAP net loss for the second quarter of fiscal 2026 of $21.4 million, or $(0.20) per share.
Non-GAAP adjusted net income1 for the second quarter of fiscal 2027 was $23.4 million, or $0.18 per share, as compared to non-GAAP adjusted net income1 of $16.5 million, or $0.15 per share, in the second quarter of fiscal 2026.
Non-GAAP adjusted EBITDA2 for the second quarter of fiscal 2027 was $39.8 million, representing year-over-year growth of 46% as compared to non-GAAP adjusted EBITDA2 for the second quarter of fiscal 2026 of $27.2 million.
Business Outlook
Based on information available as of November 9, 2026, the Company currently expects the following for fiscal year 2027:
•Revenue of between $670 million and $690 million
•Non-GAAP adjusted EBITDA2 of between $145 million and $155 million
It is not reasonably practicable to provide a business outlook for GAAP net income because the Company cannot reasonably estimate the changes in stock-based compensation expense, which is directly impacted by changes in the Company’s stock price, or other items that are difficult to predict with precision.
About Digital Turbine, Inc.
Digital Turbine empowers superior mobile consumer experiences and results for the world’s leading telcos, advertisers, and publishers. Its end-to-end platform uniquely simplifies its partners’ abilities to supercharge awareness, acquisition, and monetization – connecting them with more consumers, in more ways, across more devices. Digital Turbine is headquartered in North America, with offices around the world. For additional information visit www.digitalturbine.com.

Digital Turbine Reports Fiscal 2027 Second Quarter Financial Results
November 9, 2026

Conference Call
Management will host a conference call and webcast today at 4:30pm ET/1:30p PT to discuss its fiscal 2027 second quarter results and provide operational updates on the business. The conference call will discuss forward guidance and other material information. The call can be accessed via webcast link: https://app.webinar.net/AQjXr7E0lMd. The call can also be accessed by dialing 888-317-6003 in the United States (or 412-317-6061 from international locations) and entering access code 0136244. A live and archived webcast of the call can be accessed via the Investor Relations section of Digital Turbine’s website. The webcast will be archived for a period of one year and is available via the Investor Relations section of Digital Turbine’s website.
For those unable to join the live call, a playback will be available through November 16th, 2026. The replay can be accessed by dialing 855-669-9658 in the United States or 412-317-0088 from international locations, passcode 1562528.
An online webcast will be archived for a period of one year and is available via the Investor Relations section of Digital Turbine’s website.
Use of Non-GAAP Financial Measures
To supplement the Company’s consolidated financial statements presented in accordance with GAAP, Digital Turbine uses non-GAAP measures of certain components of financial performance. These non-GAAP measures include non-GAAP adjusted net income and earnings per share (“EPS”), non-GAAP adjusted EBITDA, non-GAAP free cash flow and non-GAAP gross profit. Reconciliations to the nearest GAAP measures of all non-GAAP measures included in this press release can be found in the tables below.
Non-GAAP measures are provided to enhance investors’ overall understanding of the Company’s current financial performance, prospects for the future and as a means to evaluate period-to-period comparisons. The Company believes that these non-GAAP measures provide meaningful supplemental information regarding financial performance by excluding certain expenses and benefits that may not be indicative of recurring core business operating results. The Company believes the non-GAAP measures that exclude such items when viewed in conjunction with GAAP results and the accompanying reconciliations enhance the comparability of results against prior periods and allow for greater transparency of financial results. The Company believes non-GAAP measures facilitate management’s internal comparison of its financial performance to that of prior periods as well as trend analysis for budgeting and planning purposes. The presentation of non-GAAP measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
1Non-GAAP adjusted net income (loss) and EPS are defined as GAAP net income (loss) and EPS adjusted to exclude the effect of the following, if any: stock-based compensation expense, amortization of intangibles, business transformation costs, transaction related expenses, severance costs, impairment of goodwill, contract settlement fees, tax adjustments, (gain)/loss on

Digital Turbine Reports Fiscal 2027 Second Quarter Financial Results
November 9, 2026

extinguishment of debt, amortization of debt discount, issuance costs and exit and duration fees, unrealized (gain)/loss on derivatives, non-cash fair value adjustments to non-marketable equity securities and (gain)/loss on the disposition of assets other than in the ordinary course of business. The Company added non-cash fair value adjustments to non-marketable securities and (gain)/loss on disposition of assets other than in the ordinary course of business as described in footnote 2 to the reconciliation of GAAP Net Income (Loss) to Non-GAAP Net Income below, as these items are one-time adjustments that are non-recurring in nature. Readers are cautioned that non-GAAP adjusted net income (loss) and EPS should not be construed as an alternative to comparable GAAP net income (loss) figures determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
2Non-GAAP adjusted EBITDA is calculated as GAAP net income (loss) excluding the following cash and non-cash expenses, if any: stock-based compensation expense, depreciation and amortization, net interest income (expense), net other income (expense), business transformation costs, foreign exchange transaction gains (losses), income tax expense (benefit), transaction related expenses, impairment of goodwill, contract settlement fees, severance costs, (gain)/loss on extinguishment of debt, and unrealized (gain)/loss on derivatives. Non-GAAP adjusted EBITDA margin is calculated as non-GAAP adjusted EBITDA as a percentage of total revenue. Readers are cautioned that non-GAAP adjusted EBITDA should not be construed as an alternative to net income determined in accordance with U.S. GAAP as an indicator of performance, which is the most comparable measure under GAAP.
3Non-GAAP free cash flow, which is a non-GAAP financial measure, is defined as net cash provided by operating activities (as stated in our Consolidated Statements of Cash Flows), excluding the following, if any: transaction-related expenses, severance costs and business transformation costs, reduced by capital expenditures. Readers are cautioned that free cash flow should not be construed as an alternative to net cash provided by operating activities determined in accordance with U.S. GAAP as an indicator of profitability, performance or liquidity, which is the most comparable measure under GAAP.
4Non-GAAP gross profit is defined as GAAP income (loss) from operations adjusted to exclude the effect of the following, if any: product development costs, sales and marketing costs, general and administrative costs, impairment of goodwill, and depreciation of software included in other direct costs of revenue. Readers are cautioned that non-GAAP gross profit should not be construed as an alternative to income from operations determined in accordance with U.S. GAAP as an indicator of profitability or performance, which is the most comparable measure under GAAP.
Non-GAAP adjusted EBITDA, non-GAAP adjusted net income and EPS, non-GAAP free cash flow and non-GAAP gross profit are used by management as internal measures of profitability and performance. They have been included because the Company believes that the measures are used by certain investors to assess the Company’s financial performance before non-cash charges and certain costs that the Company does not believe are reflective of its underlying business.

Digital Turbine Reports Fiscal 2027 Second Quarter Financial Results
November 9, 2026

Revision of Prior Period Financial Statements
The Company has revised, during the current quarter, its previously issued financial statements as it identified immaterial adjustments resulting in incremental costs related to its contractual revenue share obligations that originated in prior periods. This resulted in an understatement of revenue share expense in the amount of $3.5 million for the three months ended June 30, 2026 and a corresponding understatement of its accrued revenue share liabilities. This adjustment did not impact the Company's previously reported net cash provided from operations or compliance with debt covenants and was not material to the previously reported interim results of operations. The adjusted financial statements for the impacted periods noted will be included in the Company’s Form 10-Q as of September 30, 2026.
Forward-Looking Statements
This news release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are not statements of historical fact and that concern future results from operations, financial position, economic conditions, product releases and any other statement that may be construed as a prediction of future performance or events, including financial projections and growth in various products are forward-looking statements that speak only as of the date made and which involve known and unknown risks, uncertainties and other factors which may, should one or more of these risks uncertainties or other factors materialize, cause actual results to differ materially from those expressed or implied by such statements. These factors and risks include:
Risks Specific to our Business
•We may not achieve the expected benefits of our transformation program and similar measures we take in the future, and our efforts may adversely affect our business.
•We have a history of net losses.
•We have a limited operating history for our current portfolio of assets.
•Our operations are global in scope, and we face added business, political, regulatory, legal, operational, financial, and economic risks as a result of our international operations.
•Our financial results could vary significantly from quarter-to-quarter and are difficult to predict.
•A significant portion of our revenue is derived from a limited number of wireless carriers and customers.
•The development and use of artificial intelligence (“AI”) in our business, combined with an uncertain regulatory environment, may adversely affect our business, reputation, financial condition, and results of operations.
•System security risks, data protection breaches, cyber-attacks, and systems integration issues could disrupt our business.
•Our business may involve the use, transmission, and storage of confidential information and personally identifiable information, and the failure to properly safeguard such information could result in significant reputational harm and monetary damages.

Digital Turbine Reports Fiscal 2027 Second Quarter Financial Results
November 9, 2026

•The effects of the current and any future general downturns in the United States (“U.S”). and the global economy, including financial market disruptions.
•Our products, services, and systems rely on software that is highly technical, and if it contains errors or viruses, our business could be adversely affected.
•Our business and reputation could be impacted by information technology system failures and network disruptions
•Our business may suffer if we are unable to hire and retain key talent.
•Our corporate culture has contributed to our success, and if we cannot maintain this culture, we could lose the innovation, creativity, passion, and teamwork that we believe contribute to our success and our business may be harmed.
•If we make future acquisitions, this could require significant management attention and disrupt our business.
•Adverse developments affecting the financial services industry, including events involving liquidity, defaults or non-performance, could adversely affect our business, financial condition, and results of operations.
•Entry into new lines of business, and our offering of new products and services, resulting from our investments may result in exposure to new risks.
•Litigation may harm our business.
Risks Related to the Mobile Advertising Industry
•The mobile advertising business is an intensely competitive industry, and we may not be able to compete successfully.
•The markets for our products and services are rapidly evolving and may decline or experience limited growth.
•Our business is dependent on the continued growth in usage of smartphones and other mobile connected devices.
•Wireless technologies are changing rapidly, and we may not be successful in working with these new technologies.
•The complexity of and incompatibilities among mobile devices may require us to use additional resources for the development of our products and services.
•If wireless subscribers do not continue to use their mobile devices to access mobile content and other applications, our business growth and future revenue may be adversely affected.
•A shift of technology platform by wireless carriers and mobile device manufacturers could lengthen the development period for our offerings, increase our costs, and cause our offerings to be published later than anticipated.
•Actual or perceived security vulnerabilities in devices or wireless networks could adversely affect our revenue.
•We may be subject to legal liability associated with providing mobile and online services.
•Risks of public health issues, such as a major epidemic or pandemic.
•Risk related to geopolitical conditions and the global economy, including conflicts, financial markets, inflation, global supply chain, and tariffs.
•Risk related to the geopolitical relationship between the U.S. and China or changes in China’s economic and regulatory landscape, including recent tariff increases and trade tensions.

Digital Turbine Reports Fiscal 2027 Second Quarter Financial Results
November 9, 2026

•Changes to the policies, technologies, practices of, or the laws and regulations that govern, third-party platforms and other ecosystem participants could materially limit our ability to deliver, measure and monetize advertising.
Risks Related to Laws and Regulations
•We are subject to rapidly changing and increasingly stringent laws, regulations and contractual requirements related to privacy, data security, and protection of children.
•We are subject to anti-bribery, anti-corruption, and similar laws, and non-compliance with such laws can subject us to criminal penalties or significant fines and harm our business and reputation.
•We are subject to governmental economic sanction requirements and export and import controls that could impair our ability to compete in international markets.
•Our ability to use our net operating losses, credits, and certain other tax attributes to offset future taxable income or taxes may be subject to certain limitations.
•Regulatory requirements pertaining to the marketing, advertising, and promotion of our products and services.
•Government regulation of our marketing methods could restrict or prevent our ability to adequately advertise and promote our content, products, and services available in certain jurisdictions.
Risks Related to Our Intellectual Property and Potential Liability
•Third parties may obtain and improperly use our intellectual property; and if so, our competitive position may be adversely affected, particularly if we do not, or are unable to, adequately protect our intellectual property rights.
•Third parties may sue us for intellectual property infringement, which may prevent or limit our use of the intellectual property and disrupt our business and could require us to pay significant damage awards.
•Our platform contains open source software.
•Indemnity provisions in various agreements potentially expose us to substantial liability for intellectual property infringement, damages caused by malicious software, and other losses.
Risks Relating to Our Common Stock and Capital Structure
•We have significant indebtedness, which could limit our financial flexibility.
•To service our debt and fund our other obligations and capital requirements, we will require a significant amount of cash, and our ability to generate cash will depend on many factors beyond our control.
•The market price of our common stock is likely to be highly volatile and subject to wide fluctuations, and you may be unable to resell your shares at or above the current price or the price at which you purchased your shares.
•Risk of not being able to raise capital to grow our business.
•Risk to trading volume of lack of securities or industry analysts research coverage.
•If our goodwill becomes impaired, we may be required to record significant charges to earnings.

Digital Turbine Reports Fiscal 2027 Second Quarter Financial Results
November 9, 2026

•A material weakness in our internal control over financial reporting and disclosure controls and procedures could, if not remediated, result in material misstatements in our financial statements.
•Maintaining and improving financial controls and being a public company may strain resources.
•Anti-takeover provisions in our charter documents could make an acquisition of our company more difficult.
•Our bylaws designate Delaware as the exclusive forum for certain disputes.
For further information over our risks, see the risk factors in Item 1A of Annual Report, filed May 26, 2026, under the heading “Risk Factors.”
You should not place undue reliance on these forward-looking statements. The Company does not undertake to update forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
Investor Relations Contact:
Brian Bartholomew
Digital Turbine, Inc.
brian.bartholomew@digitalturbine.com
SOURCE Digital Turbine, Inc.

Digital Turbine Reports Fiscal 2027 Second Quarter Financial Results
November 9, 2026

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
(in thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2026	2025	2026	2025
Net revenue	$178,683	$140,377	$344,666	$271,303
Costs of revenue and operating expenses
Revenue share	87,719	63,093	160,702	121,231
Other direct costs of revenue	13,565	11,242	26,529	22,046
Product development	9,949	10,979	20,539	21,126
Sales and marketing	14,449	14,446	29,782	28,035
General and administrative	32,694	34,083	65,681	76,992
Total costs of revenue and operating expenses	158,376	133,843	303,233	269,430
Income from operations	20,307	6,534	41,433	1,873
Interest and other (income) expense, net
Interest expense, net(1)	14,214	14,276	27,104	24,230
Unrealized (gain) loss on derivatives	(2,193)	2,335	8,606	2,335
Foreign exchange transaction (gain) loss	88	(1,136)	(593)	(222)
Loss on extinguishment of debt	—	9,795	—	9,795
Other (income) expense, net	(4,755)	1,207	4,339	1,875
Total interest and other expense, net	7,354	26,477	39,456	38,013
Income (loss) before taxes	12,953	(19,943)	1,977	(36,140)
Income tax expense (benefit)	2,670	1,452	4,958	(641)
Net income (loss)	10,283	(21,395)	(2,981)	(35,499)
Other comprehensive income (loss)
Foreign currency translation (gain) loss	666	2,204	1,840	(1,996)
Comprehensive income (loss)	$9,617	$(23,599)	$(4,821)	$(33,503)
Net income (loss) per share
Basic	$0.08	$(0.20)	$(0.02)	$(0.33)
Diluted	$0.06	$(0.20)	$(0.02)	$(0.33)
Weighted average common shares outstanding
Basic	121,286	109,128	120,979	107,885
Diluted	129,225	109,128	120,979	107,885
____________
(1) The Company changed its presentation of its amortization of debt discount and issuance costs in its condensed consolidated statements of operations and comprehensive income (loss). Amortization of debt discount and issuance costs was previously presented as a separate line item and is now presented in interest expense, net. Accordingly, prior period amounts have been reclassified to conform to the current period presentation. This reclassification had no effect on net income (loss).

Digital Turbine Reports Fiscal 2027 Second Quarter Financial Results
November 9, 2026

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except par value and share amounts)
(Unaudited)

	September 30, 2026	March 31, 2026
ASSETS
Current assets
Cash, cash equivalents, and restricted cash	$51,620	$37,960
Accounts receivable, net	266,404	251,240
Prepaid expenses	4,868	6,060
Value-added tax receivable	3,361	4,461
Other current assets	17,233	12,149
Total current assets	343,486	311,870
Property and equipment, net	49,363	49,111
Right-of-use assets	7,222	7,739
Intangible assets, net	199,447	217,448
Goodwill	222,725	223,053
Other non-current assets	22,541	32,433
TOTAL ASSETS	$844,784	$841,654

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$127,952	$129,491
Accrued revenue share	107,252	95,116
Accrued compensation	12,989	22,408
Acquisition purchase price liabilities	436	436
Current portion of long-term debt	9,375	7,031
Other current liabilities	16,596	14,671
Total current liabilities	274,600	269,153
Long-term debt, net	344,230	353,932
Derivative liabilities	10,770	2,164
Deferred tax liabilities, net	13,465	15,818
Other non-current liabilities	4,833	4,838
Total liabilities	647,898	645,905
Commitments and contingencies
Stockholders’ equity
Series A convertible preferred stock at $0.0001 par value; 2,000,000 shares authorized, 100,000 issued and outstanding (liquidation preference of $1)	100	100
Common stock, $0.0001 par value: 200,000,000 shares authorized; 122,479,980 issued and 121,721,855 outstanding at September 30, 2026; 121,073,328 issued and 120,315,203 outstanding at March 31, 2026	10	10
Additional paid-in capital	975,020	969,062
Treasury stock (758,125 shares at September 30, 2026 and March 31, 2026)	(71)	(71)
Accumulated other comprehensive loss	(53,606)	(51,766)
Accumulated deficit	(724,567)	(721,586)
Total stockholders’ equity	196,886	195,749
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$844,784	$841,654

Digital Turbine Reports Fiscal 2027 Second Quarter Financial Results
November 9, 2026

Digital Turbine, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(in thousands)
(Unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2026	2025	2026	2025
Cash flows from operating activities:
Net income (loss)	$10,283	$(21,395)	$(2,981)	$(35,499)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	17,015	14,866	33,820	38,203
Amortization of debt discount, issuance costs, and exit and duration fees	3,086	2,778	4,686	3,932
Provision for credit losses on accounts receivable	289	54	566	842
Unrealized (gain) loss on derivatives	(2,193)	2,335	8,606	2,335
Foreign exchange transaction (gain) loss	88	(1,136)	(593)	(222)
Stock-based compensation expense	1,981	5,451	4,429	11,718
Fair value adjustment to non-marketable equity securities	—	—	9,281	—
Loss on extinguishment of debt	—	9,795	—	9,795
Non-cash lease expense	908	957	1,777	1,747
Change in deferred income taxes	(1,052)	(756)	(2,311)	41
Changes in operating assets and liabilities:
Accounts receivable	(3,652)	(2,284)	(15,880)	(25,201)
Prepaid expenses	1,862	298	1,181	893
Value-added tax receivable	(204)	(475)	1,075	(843)
Other current assets	(155)	(1,422)	(4,767)	(2,149)
Right-of-use asset	—	203	—	62
Other non-current assets	(8)	384	270	675
Accounts payable	(18,328)	(1,269)	(1,708)	(28,208)
Accrued revenue share	10,231	552	12,143	45,045
Accrued compensation	688	3,345	(9,369)	5,457
Other current liabilities	(1,214)	2,936	(2,811)	(3,340)
Other non-current liabilities	(782)	(757)	(712)	(2,035)
Net cash provided by operating activities	18,843	14,460	36,702	23,248
Cash flows from investing activities
Proceeds from sale of assets	—	—	4,700	—
Capital expenditures	(8,889)	(7,770)	(15,568)	(15,386)
Net cash used in investing activities	(8,889)	(7,770)	(10,868)	(15,386)
Cash flows from financing activities
Proceeds from borrowings, net of original issue discount	—	418,700	—	418,700
Payment of original debt discount	—	—	(5,000)	—
Payment of debt issuance costs	—	(10,617)	—	(19,915)
Payment of deferred business acquisition consideration	—	(308)	—	(842)
Repayment of debt obligations	(2,344)	(421,052)	(7,044)	(421,092)
Proceeds from issuance of common stock in connection with at-the-market offering, net of issuance costs of $420	—	13,573	—	13,573
Payment of withholding taxes for net share settlement of equity awards	(99)	(157)	(370)	(301)
Proceeds from options exercised	1,032	85	1,313	1,645
Net cash provided by (used in) financing activities	(1,411)	224	(11,101)	(8,232)

Digital Turbine Reports Fiscal 2027 Second Quarter Financial Results
November 9, 2026

	Three Months Ended September 30,		Six Months Ended September 30,
	2026	2025	2026	2025

Effect of exchange rate changes on cash and cash equivalents and restricted cash	(129)	(1,762)	(1,073)	(430)
Net change in cash and cash equivalents and restricted cash	8,414	5,152	13,660	(800)
Cash and cash equivalents and restricted cash, beginning of period	43,206	34,132	37,960	40,084
Cash and cash equivalents and restricted cash, end of period	$51,620	$39,284	$51,620	$39,284

Reconciliation of cash, cash equivalents, and restricted cash
Cash and cash equivalents	$51,353	$38,846	$51,353	$38,846
Restricted cash	267	438	$267	$438
Total cash, cash equivalents, and restricted cash	$51,620	$39,284	$51,620	$39,284

Supplemental disclosure of cash flow information
Interest paid(1)	$11,251	$13,623	$22,836	$22,288
Income taxes paid	$2,186	$1,548	$9,692	$4,614

Supplemental disclosure of non-cash investing and financing activities
Assets acquired not yet paid	$151	$277	$151	$277
Right-of-use assets obtained in exchange for operating lease liabilities	$—	$—	$1,158	$—
Stock-based compensation included in capitalized software development costs	$283	$479	$586	$1,036
____________
(1) The Company previously reported interest paid as $13,623 for the six months ended September 30, 2025 in error.

Net Revenue By Segment
(in thousands)
(Unaudited)

	Three Months Ended September 30,			Six Months Ended September 30,
	2026	2025	% Change	2026	2025	% Change
On Device Solutions	$115,604	$96,464	20%	$225,600	$191,912	18%
App Growth Platform	63,457	44,685	42	120,053	80,977	48
Elimination	(378)	(772)	(51)	(987)	(1,586)	(38)
Total net revenue	$178,683	$140,377	27%	$344,666	$271,303	27%

Digital Turbine Reports Fiscal 2027 Second Quarter Financial Results
November 9, 2026

GAAP Income (Loss) From Operations to Non-GAAP Gross Profit
(in thousands)
(Unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2026	2025	2026	2025
Income from operations	$20,307	$6,534	$41,433	$1,873
Add-back items:
Product development	$9,949	10,979	20,539	21,126
Sales and marketing	14,449	14,446	29,782	28,035
General and administrative	32,694	34,083	65,681	76,992
Non-GAAP gross profit	$77,399	$66,042	$157,435	$128,026
Non-GAAP gross profit percentage	43%	47%	46%	47%

GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income
(in thousands)
(Unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2026	2025	2026	2025
Net income (loss)	$10,283	$(21,395)	$(2,981)	$(35,499)
Add-back items:
Stock-based compensation expense	1,981	5,451	4,429	11,718
Amortization of intangibles	8,854	10,410	17,720	23,861
Tax adjustment(1)	5,580	6,802	7,868	6,802
Business transformation costs	—	—	—	31
Severance costs	503	341	659	505
Amortization of debt discount, issuance costs, and exit and duration fees	3,086	2,778	4,686	3,932
Loss on extinguishment of debt	—	9,795	—	9,795
Non-cash fair value adjustment of non-marketable securities	—	—	9,281	—
Gain on the disposition of assets other than in the ordinary course of business(2)	(4,700)	—	(4,700)	—
Unrealized (gain) loss on derivatives	(2,193)	2,335	8,606	2,335
Non-GAAP adjusted net income	$23,394	$16,517	$45,568	$23,480
Non-GAAP adjusted net income per common share	$0.18	$0.15	$0.36	$0.21
Weighted average common shares outstanding, diluted	129,225	113,009	127,918	111,545
________
(1) Valuation allowance
(2) The Company recognized a gain of $4.7 million in the three months ended September 30, 2026 relating to the sale of its dormant exchange, originally acquired in connection with the AdColony acquisition in 2021.

Digital Turbine Reports Fiscal 2027 Second Quarter Financial Results
November 9, 2026

GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA
(in thousands)
(Unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2026	2025	2026	2025
Net income (loss)	$10,283	$(21,395)	$(2,981)	$(35,499)
Add-back items:
Stock-based compensation expense	1,981	5,451	4,429	11,718
Depreciation and amortization	17,015	14,866	33,820	38,203
Interest expense, net	14,214	14,276	27,104	24,230
Other (income) expense, net	(4,755)	1,207	4,339	1,875
Business transformation costs	—	—	—	31
Loss on extinguishment of debt	—	9,795	—	9,795
Foreign exchange transaction gain	88	(1,136)	(593)	(222)
Income tax expense (benefit)	2,670	1,452	4,958	(641)
Severance costs	503	341	659	505
Unrealized loss on derivatives	(2,193)	2,335	8,606	2,335
Non-GAAP adjusted EBITDA	$39,806	$27,192	$80,341	$52,330

GAAP Cash Flow From Operating Activities to Non-GAAP Free Cash Flow
(in thousands)
(Unaudited)

	Three Months Ended September 30,		Six Months Ended September 30,
	2026	2025	2026	2025
Net cash provided by operating activities	$18,843	$14,460	$36,702	$23,248
Capital expenditures	(8,889)	(7,770)	(15,568)	(15,386)
Severance costs	503	341	659	505
Business transformation costs	—	—	—	31
Non-GAAP free cash flow provided by operations	$10,457	$7,031	$21,793	$8,398